Eaton Vance Hexavest Emerging Markets Equity Fund
Supplement to
Prospectus dated August 29, 2012

The following replaces the first paragraph under “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Hexavest Emerging Markets Equity Fund”:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of emerging market companies (the “80% Policy”). A company will be considered an emerging market company if it is traded in, has its primary operations in, is domiciled in or derives a majority of its revenue from emerging market countries as defined by the Morgan Stanley Capital International Emerging Market Index (“MSCI Emerging Markets Index”). The MSCI Emerging Market Index is an unmanaged index of approximately 800 companies located in twenty-one countries.

September 6, 2012	6182-9/12 HEXEQPS